Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter June 2021 SRTREIT.COM Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and str et retail properties in major west coast markets 1 Overview As the country begins to recover from the devastating effects of the COVID-19 pandemic with rising vaccination rates and falling levels of infection there is a sense that the worst is behind us. While this may very well be true, the effects of the pandemic and the efforts to contain its spread have significantly impacted the global economy, the U.S. economy, and the economies of the local markets throughout California in which our properties are predominately located. Nearly every industry has been impacted directly or indirectly, and the U.S. retail market has come under severe pressure due to numerous factors, including preventative measures taken by local, state and federal authorities to alleviate the public health crisis such as mandatory business closures, quarantines, restrictions on travel and shelter-in-place or stay-at-home orders. Since March of last year there has been uncertainty as to the time, date, and extent to which these restrictions would be relaxed, lifted or reinstated (see California COVID-19 Restrictions Timeline, on page 5). Some businesses have closed, reopened, and closed again, and some permanently closed. They have operated with severe restrictions and limitations on capacity. The hardships of the pandemic separated the good operators from the weak in many cases. As for the Company, the COVID-19 outbreak has negatively impacted our financial condition and results of operations, including but not limited to, tenant defaults and delinquencies leading to declines in real estate rental revenues, lease restructures, reductions in retail property values, the inability to sell certain properties at a favorable price, and delay in construction and leasing activity. We continue to work with our tenants, to help those we can and replace those we cannot. We are hopeful that we have turned the corner, however we have the residual damage to repair.

Shareholder Newsletter June 2021 SRTREIT.COM 2 Another 28% of the leases in our wholly-owned properties were modified to provide ongoing rent relief to the tenant. These leases generally were with restaurants and salons that faced significant operating restrictions limiting their ability to be open, open indoors, or open with anything but a limited capacity. These lease modifications involved some combination of lease extensions, application of security deposits, temporary rent deferrals, partial rent forgiveness or abatement, and new percentage rent clauses to protect the landlord in the event sales returned to prior levels during the period of the lease modifications. These concessions lasted through the first and second quarters of 2021 to allow these businesses to commit to new operating strategies and costs for a pandemic environment. We are working to replace one of these tenants as they appear unable to recover from the effects of the pandemic. The tenants making up the remaining 25% of our leased square footage requested lease concessions; however, we could not agree with these tenants on lease changes acceptable to both parties. As of June 30, 2021, we have replaced one of these tenants with a new tenant and one tenant remains in default under their lease; however, we are temporarily unable to evict them under state and local statutes and moratoria. We have a replacement tenant for this space in the lease process. Leasing Update At the start of the pandemic and shelter-in-place orders, a majority of our tenants requested rent deferral or rent abatement due to the pandemic and government-mandated restrictions. These tenants initially totaled 94% of the leased square footage in our wholly-owned properties. We reviewed these requests on a case-by-case basis and agreed to modifications to some of the tenant leases, and other leases were not modified. In most cases, it is in our best interest to help our tenants remain in business and reopen when shelter-in- place orders or other mandated closures or restrictions are lifted. If these tenants fail, finding replacement tenants may be costly and time-consuming. Of the total leased square footage in our wholly-owned properties at the beginning of the pandemic, 47% of the leases were either (i) not modified and the tenants were able to continue to make their payments, or (ii) the leases were modified to provide for a short-term temporary rent deferral or abatement. The rent deferrals generally were one to two months and were to be repaid within 12 months. Any rent abatement was typically one to two months and in many cases also involved an extension of the tenant's lease. Of this group, the three smallest tenants have since defaulted on their lease obligations, and we are replacing one with a new tenant, the other two remain in negotiation.

Shareholder Newsletter June 2021 SRTREIT.COM 3 Advisor Effective April 1, 2021, our Advisor, SRT Advisors, LLC was acquired by PUR SRT Advisors LLC, an affiliate of PUR Management LLC, which is an affiliate of L3 Capital, LLC. L3 Capital, LLC is a real estate investment firm focused on institutional quality, value-add, prime urban retail and mixed-use investment within first tier U.S. metropolitan markets. Founded in 2009, L3 Capital is characterized as an entrepreneurial, innovative and high-energy real estate investment firm that is grounded in impressive experience and expertise. With diverse institutional backgrounds in investment and development, the principals of L3 Capital possess complementary skills that include acquisitions, asset management, and capital markets, giving them a unique blend of agility and fluency. The combination of an operating capability with investment acumen gives L3 Capital its competitive edge, allowing the principals to identify inconsistencies, dislocations, and value opportunities in order to realize superior risk-adjusted investment returns. The longstanding adage in the real estate business – “location, location, location” – is at the heart of the L3 Capital brand, reflecting the company’s focus on investing in well-located real estate assets in major metropolitan markets – San Francisco, Los Angeles, Chicago, New York, Boston, Miami, and DC.

Shareholder Newsletter June 2021 SRTREIT.COM 4 New Share Valuation The board of directors has set a new Net Asset Value (NAV) of $3.43 per share based on a third- party valuation report from Robert A. Stanger and Co., a national valuation firm. This represents a decrease from last year’s NAV of $5.25. The current market conditions caused by the COVID-19 pandemic were the primary reason for the valuation decline in the core property portfolio. As compared to the Pre-COVID valuations in 2019 the appraiser used higher return metrics in their discounted cash flow models, reflecting the need for higher returns to investors to invest in retail assets. In general, the terminal cap rates used in the appraisals increased by 75 basis point or 14% and discount rates (internal rates of return) increased by 125 basis or about 23%. Combined, these changes led to higher going in cap rates that increased by as much as 125 basis points. Future rent growth assumptions were also reduced from prior years due to the COVID pandemic. In addition, the new value reflects an impairment charge related to an operating property and a development project we own through a joint venture. The impairment charge related to the expiration of certain development entitlements at the development project. With respect to the operating property, the impairment related to construction delays in completing the project during the COVID pandemic and lease defaults and terminations also related to the pandemic. Finally, the last remaining legacy property which was sold earlier this year experienced a value decrease from the prior year. The property was under contract for sale in March 2020 when the pandemic started, and government mitigation regulations took effect causing the buyer to elect to not move forward with the acquisition. A new sale with a new buyer was completed in April 2021 at the lower value. For further information regarding the updated Company NAV please see our 8-K filed with the SEC in June 2021 which is available on our website. Redemptions and Distributions To further preserve cash and liquidity, we suspended our Amended and Restated Share Redemption Program (the “SRP”), such suspension was effective on May 21, 2020. The SRP will remain suspended, and no further redemptions will be made unless and until our board of directors (the “Board”) approves the resumption of the SRP. During the suspension, we will continue to accept death and qualifying disability redemption filings from stockholders but will not take any action with regard to those requests until the Board has elected to lift the suspension and provided the terms and conditions for any continuation of the program. There is no guarantee if or when the board of directors will lift the suspension, and if they do, what the terms will be. In addition, on March 27, 2020, the board of directors decided to suspend the payment of any distribution for the quarter ending March 31, 2020 and will reconsider future distribution payments on a quarter-by-quarter basis as more information becomes available on the impact of COVID-19 and related impact to us.

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, enter into new leases or modify existing leases, successfully manage the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent periodic reports, as filed with the SEC. Actual events may differmaterially from the anticipatedevents discussed above For more information, please visit the Company’s website at www.srtreit.com. The Company is advised by SRT Advisors, LLC 5 California COVID-19 Restrictions Timeline On March 11, 2020, the World Health Organization declared COVID-19, a respiratory illness caused by the novel coronavirus, a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. The COVID-19 pandemic has caused state and local governments to institute quarantines, shelter-in-place rules and restrictions on travel, the types of business that may continue to operate, and the types of construction projects that may continue. California, where the majority of our properties are located, declared a state of emergency on March 4, 2020 and instituted a shelter-in-place order on March 19, 2020 to reduce the spread of COVID-19. On May 7, 2020, California moved into Stage 2 of its four-stage reopening roadmap, permitting certain sectors of the economy to reopen provided that there were significant safety measures in place. On June 12, 2020, California permitted businesses such as movie theaters, restaurants, wineries, bars, zoos, museums, gyms, fitness centers, hotels, card rooms, racetracks, and campgrounds to re- open. On July 13, 2020, California re-instituted a state-wide closure on many types of businesses that were previously permitted to re-open such as indoor dining, bars, movie theaters, and museums. In August 2020, California moved to a four-tier, color-coded system assigning every county to a tier based on its test positivity and adjusted case rate. San Francisco County, where a number of our properties are located, was assigned a “moderate” tier in September 2020, which allows for some indoor business operations to open with modifications. Los Angeles County remained in the “widespread” tier, requiring many non-essential indoors business operations to stay closed. On December 6, 2020, due to a significant rise in COVID-19 cases around the Thanksgiving holiday and beyond, as part of California’s mitigation measures, both Los Angeles and San Francisco counties went into a regional stay-at-home order. This order implemented restrictions requiring many non- essential indoor business operations to close or stay closed. This order was subsequently lifted effective January 28, 2021, with both counties remaining in the “widespread” tier. As of March 31, 2021, due to declining new cases and hospitalizations, both counties were in the “moderate” tier, allowing for some indoor business operations to open with modifications. On June 15, 2021 California terminated its stay-at-home order and ended restrictions related to capacity limits, physical distancing, and the county tier system.